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                                                                    EXHIBIT 23.3

                     CONSENT OF CAMHY KARLINSKY & STEIN LLP

         We hereby consent to being named in this Form S-3 registration statement under the caption "Legal Matters" and to all references to our Firm included in this Form S-3 registration statement.

                                                     CAMHY KARLINSKY & STEIN LLP

New York, New York
May 8, 1997

                                   EXH. 23.2-2